-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 28, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR21
                        (exact name of issuing entity)
                     Commission File Number of the issuing
                            entity: 333-132042-20

                               IndyMac MBS, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
            (Exact name of the sponsor as specified in its charter)


        Delaware                                               95-4791925
-----------------------------                              --------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                     Identification No.)



                     155 North Lake Avenue
                       Pasadena, California                      91101
                  ---------------------------                  --------
                    (Address of Principal                     (Zip Code)
                      Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the
       Exchange Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
       Exchange Act (17 CFR 240.14e-4(c))

Section 8  Other Events

Item 8.01 Other Events.

         On June 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR21 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR21 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         On June 28, 2006, Deutsche Bank AG, New York Branch, as swap contract counterparty (the "Counterparty") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR21 (in such capacity, the "Swap Trust"), entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border) and a Schedule thereto. The ISDA Master Agreement and Schedule thereto are annexed hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

         The Counterparty entered into two swap contracts on June 28, 2006, as evidenced by two confirmations (collectively, the "Swap Confirmations"), each dated June 28, 2006, by and between the Counterparty and the Swap Trust. The Swap Confirmations are annexed hereto as Exhibit 99.4 and Exhibit 99.5, respectively.

         On June 28, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

           Not applicable.

(b) Pro forma financial information.

           Not applicable.

(c)  Shell Company Transactions.

           Not applicable.

(d) Exhibits.

Exhibit No.         Description

99.1 The Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The ISDA Master Agreement, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.3 The Schedule to the ISDA Master Agreement, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.4 A Swap Confirmation, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.5 A Swap Confirmation, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.6 The Item 1115 Agreement, dated as of June 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.

SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     -----------------------
                                                       Victor H. Woodworth
                                                       Vice President



Dated: July 13, 2006

                                 Exhibit Index

Exhibit



99.1 The Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

99.2 The ISDA Master Agreement, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.3 The Schedule to the ISDA Master Agreement, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.4 A Swap Confirmation, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.5 A Swap Confirmation, dated June 28, 2006, by and between the Counterparty and the Swap Trust.

99.6 The Item 1115 Agreement, dated as of June 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.